Exhibit 10.2


THE SECURITY EVIDENCED OR CONSTITUTED HEREBY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT (OR AN EXEMPTION THEREFROM) HAVE BEEN COMPLIED WITH.

No. I- 13                                                     New York, New York
$2,600,000                                                        August 2, 1999

                           SENIOR SECURED BRIDGE NOTE

                  FOR VALUE RECEIVED, the undersigned, Creditrust SPV99-2, LLC (the "BORROWER"), promises to pay to the order of Quantum Emerging Growth Partners, C.V., or its registered assigns (the "HOLDER"), the principal sum of Two Million Six Hundred Thousand Dollars ($2,600,000) and to pay interest from the date hereof on the unpaid principal amount hereof from time to time outstanding, at the rates per annum and on the dates specified in that certain Bridge Loan Agreement, dated as of August 2, 1999, among the Borrower, CRDT SPV99-2 Capital, Inc., a Delaware corporation, as guarantor ("CAPITAL"), Creditrust Corporation, a Maryland corporation, as guarantor (the "PARENT GUARANTOR"), Norwest Bank Minnesota, National Association, as Administrative Agent, and the Lenders set forth on the signature pages thereto (as amended, restated and/or otherwise modified from time to time, the "BRIDGE LOAN AGREEMENT"). Terms used herein and not otherwise defined have the meanings assigned to them in the Bridge Loan Agreement.

                  The unpaid principal balance of this Bridge Note, together with all accrued and unpaid interest thereon, shall become due and payable on the Maturity Date unless the Extension Date occurs, in which case the unpaid principal balance hereof, together with all accrued and unpaid interest thereon, shall become due and payable on the date that is five years after the Closing Date.

                  The Borrower promises to pay interest on demand, to the extent permitted by law, on any overdue principal and interest from their due dates at the rate per annum as specified in Section 2.4 of the Bridge Loan Agreement.

                  All payments of the principal of and premium and interest on this Bridge Note shall be made in money of the United States of America that at the time of payment is legal tender for the payment of public and private debts, by

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

transfer of immediately available funds into a bank account designated by the Holder in writing to the Borrower.

                  The Borrower agrees to pay, upon demand, all reasonable out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of legal counsel to the Holder) associated with the waiver, enforcement or modification of the Bridge Loan Agreement or this Bridge Note.

                  This Bridge Note is entitled to the benefits of a joint and several unconditional and irrevocable guarantee (the "NOTE GUARANTEE") of, inter alia, the due and punctual payment of the principal of, premium (if any) and interest on this Bridge Note as set forth the Parent

Guarantee and Collateral Agreement and the Guarantee and Collateral Agreement. Each of the Parent Guarantor and Capital has acknowledged its liability under the Note Guarantee by signing this Bridge Note.

                  The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the Holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  This Bridge Note is one of the Bridge Notes referred to in the Bridge Loan Agreement, which Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment in full of the principal hereof prior to maturity and for the amendment or waiver of certain provisions of the Bridge Loan Agreement, all upon the terms and conditions therein specified. In the event of any conflict between the provisions of this Bridge Note and the Bridge Loan Agreement, the provisions of the Bridge Loan Agreement shall govern.

THIS BRIDGE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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

                  IN WITNESS WHEREOF, the Borrower has caused this Bridge Note to be signed in its corporate name by its duly authorized officer and to be dated as of the day and year first above written.

                                      CREDITRUST SPV99-2, LLC
                                      By Creditrust Corporation, its sole member


                                      By: /s/ Joseph K. Rensin
                                         ------------------------------
                                         Name: Joseph K. Rensin
                                         Title: Chairman, CEO and President

ACKNOWLEDGMENT OF NOTE GUARANTEE:

CREDITRUST CORPORATION


By: /s/ Joseph K. Rensin
   -------------------------------------
     Name: Joseph K. Rensin
     Title: Chairman, CEO and President


CRDT SPV99-2 CAPITAL, INC.


By: /s/ Joseph K. Rensin
   -------------------------------------
     Name: Joseph K. Rensin
     Title: Chairman, CEO and President



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


                              [Back of Bridge Note]

            OPTION OF HOLDER TO ELECT PURCHASE UPON CHANGE OF CONTROL

                  If you want to elect to have this Bridge Note purchased by the Borrower pursuant to Section 4.24 of the Bridge Loan Agreement check the box below.

           [ ] Please purchase the entire amount of this Bridge Note.

                  If you want to elect to have only part of this Bridge Note purchased by the Borrower pursuant to Section 4.24 of the Bridge Loan Agreement, state the amount you elect to have purchased: $_____________.

Date:________________________

                                           Your Signature:


                                          ______________________________________
                                          (Sign exactly as your name appears on
                                          the face of this Note)


                                           Tax Identification No.______________


Signature Guarantee:


_______________________________________



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